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                                                                    EXHIBIT 21.1

               SUBSIDIARIES (DIRECT & INDIRECT, WHOLLY-OWNED) OF
                USA WASTE SERVICES, INC., A DELAWARE CORPORATION
                                  (@ 06/30/96)

ART-JO CO.(NJ)
BIG DIPPER ENTERPRISES, INC. (ND)
             dba "Dakota Landfill"
BRAZORIA COUNTY RECYCLING CENTER, INC. (TX)
             dba "BCRC"
             dba "Brazoria County Landfill"
             dba "WRS Transfer Station"
CHAMBERS DEVELOPMENT COMPANY, INC. (DE)
             dba "North Huntingdon Hauling"
             dba "Monroeville Landfill"
    CDC SERVICES, INC. (DE)
             (fka Security Bureau, Inc.)
    CHAMBERS DEVELOPMENT OF OHIO, INC. (OH)
    CHAMBERS DEVELOPMENT OF VIRGINIA, INC. (VA)
             dba "Charles City County Landfill"
             dba "Newport News Recycling"
             dba "Newport News Transfer Station"
             dba "Norfolk Hauling"
             dba "Richmond Hauling"
         CHAMBERS ENERGY, INC. (VA)
             (fka Chambers Maplewood Landfill, Inc.)
             dba "Amelia Landfill"
             dba "Maplewood Landfill"
         OLD DOMINION RECYCLING SERVICES, INC. (VA)
             dba "Old Dominion"
    CHAMBERS ENTERPRISES, INC. (PA)
             (fka Underground Tank Services, Inc.)
    CHAMBERS INTERNATIONAL, INC. (DE)
    CHAMBERS LAUREL HIGHLANDS LANDFILL, INC. (PA)
             dba "Laurel Highlands Landfill"
    CHAMBERS MEDICAL TECHNOLOGIES, INC. (PA - 04/26/91)
         CHAMBERS MEDICAL TECHNOLOGIES OF SOUTH CAROLINA, INC. (SC)
             dba "MedTech"
    CHAMBERS OF DELAWARE, INC. (DE)
    CHAMBERS OF GEORGIA, INC. (GA)
             dba "Atlanta Hauling"
             dba "Atlanta Landfill"
             dba "Cedartown Hauling"
         CHAMBERS CLEARVIEW ENVIRONMENTAL LANDFILL, INC. (MS)
             dba "Clearview Environmental Landfill"
         CHAMBERS R & B LANDFILL, INC. (GA)
             dba "R&B Landfill"
         CHAMBERS SMYRNA LANDFILL, INC. (GA)
             dba "Smyrna Landfill"
    CHAMBERS OF ILLINOIS, INC. (IL)
    CHAMBERS OF INDIANA, INC. (IN)
    CHAMBERS OF MARYLAND, INC. (MD)
             dba "Mountainview Landfill"
    CHAMBERS OF MASSACHUSETTS, INC. (MA)
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    CHAMBERS OF MISSISSIPPI, INC. (MS)
             dba "Lake Mississippi Hauling"
    CHAMBERS OF NEW JERSEY, INC. (NJ)
         CHAMBERS WASTE SYSTEMS OF NEW JERSEY, INC. (NJ)
             dba "Atlantic City Hauling"
             dba "Bergen County Transfer Station"
         MORRIS COUNTY TRANSFER STATION, INC. (NJ)
             dba "MCTS"
             dba "Mount Olive Transfer Station"
             dba "Par Troy Transfer Station"
    CHAMBERS OF PENNSYLVANIA, INC. (PA)
             (fka Truman E. Horner, Inc.)
             dba "Chambers of PA - Allentown"
             dba "Lehigh Hauling"
             dba "Lehigh Hauling (Allentown)"
             dba "Mainline Sanitation Hauling"
             dba "Portage Hauling"
             dba "Truman Horner"
             dba "USA Waste of Harrisburg"
    CHAMBERS OF TENNESSEE, INC. (TN)
         REMOTE LANDFILL SERVICES, INC. (TN)
             dba "Remote Landfill"
             THE H. SIENKNECHT CO. (TN)
    CHAMBERS OF WEST VIRGINIA, INC. (WV)
         LCS SERVICES, INC. (WV)
             dba "LCS Landfill"
             dba "North Mountain Landfill"
    CHAMBERS RESOURCES, INC. (PA)
    CHAMBERS SERVICES, INC. (DE)
    CHAMBERS WASTE SYSTEMS OF CALIFORNIA, INC. (CA)
    CHAMBERS WASTE SYSTEMS OF FLORIDA, INC. (FL)
             dba "Okeechobee Landfill"
         CHAMBERS ORANGE COUNTY LANDFILL, INC. (FL)
             dba "Orange County Landfill"
    CHAMBERS WASTE SYSTEMS OF MISSISSIPPI, INC. (MS)
             dba "Jackson Disposal Services"
    CHAMBERS WASTE SYSTEMS OF NEW YORK, INC. (NY)
    CHAMBERS WASTE SYSTEMS OF OHIO, INC.(OH))
    CHAMBERS WASTE SYSTEMS OF RHODE ISLAND, INC. (RI)
    CHAMBERS WASTE SYSTEMS OF SOUTH CAROLINA, INC. (SC)
             dba "Columbia Hauling"
             dba "Fairfield County Transfer Station"
             dba "Orangeburg Hauling"
         CHAMBERS OAKRIDGE LANDFILL, INC. (SC)
             dba "Oakridge Landfill"
         CHAMBERS RICHLAND COUNTY LANDFILL, INC. (SC)
             dba "Richland County Landfill"
    CHAMBERS WASTE SYSTEMS OF TEXAS, INC. (TX)
    DAUPHIN MEADOWS, INC. (PA)
             (fka Fulkroad Landfill, Inc.)
             dba "Dauphin Meadows Landfill"
    RAIL-IT CORPORATION (IL)
         RAIL-IT LIMITED PARTNERSHIP (IL/LP)
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    U.S. SERVICES CORPORATION (PA)
         SOUTHERN ALLEGHENIES DISPOSAL SERVICES, INC. (PA) dba "Altoona Transfer Station" dba "Johnstown Hauling" dba "Southern Alleghenies Landfill"
         U.S. UTILITIES SERVICES CORP. (PA)
    USA WASTE SERVICES OF NORTH CAROLINA, INC. (NC)
             (fka Chambers Waste Systems of North Carolina, Inc.)
             dba "Charlotte Hauling"
    WILLIAM H. MARTIN, INC. (PA)
             dba "Arden Landfill"
             dba "Martins Hauling"
             dba "William H. Martin Hauling"
             dba "Washington Hauling"
CLEANSOILS FAIRLESS HILLS INC. (MN)
ELLESOR, INC. (NJ)
ENVIROFIL, INC. (DE)
    BREM-AIR DISPOSAL, INC. (OR)
             dba "Brem-Air Disposal"
         JUAN DE FUCA CORRUGATED, LTD. (WA)
         NORTH SOUND SANITATION, INC. (WA)
         SOUTH SOUND SANITATION, INC. (WA)
    ELLIS-SCOTT, INC. (MO)
             dba "Ellis-Scott Landfill"
    ENVIROFIL OF ILLINOIS, INC.  (IL)
             (fka LeRoy Brown & Sons, Inc.)
             dba "Envirofil of Illinois Hauling"
             dba "Envirofil of Illinois Landfill"
    ENVIROFIL SERVICES, INC. (DE)
    EVH CO. (DE)
    EWA, INC. (DE)
             dba "EWA"
         ENVIRONMENTAL WASTE OF SKAGIT COUNTY, INC. (WA)
             dba "Rural Skagit Sanitation"
         STANWOOD CAMANO DISPOSAL, INC. (WA)
    FORCEES, INC. (NJ)
             dba "Forcees"
    MEADOWBROOK CARTING CO., INC. (NJ)
    MID-JERSEY DISPOSAL CO., INC. (NJ)
    MID-VALLEY ACQUISITION CORPORATION (DE)
    OLYMPIC VIEW SANITARY LANDFILL, INC. (WA)
             (fka Kitsap County Sanitary Landfill, Inc.)
             dba "Olympic View Landfill"
    QUALITY RECYCLING CO., INC. (NJ)
    SACRAMENTO VALLEY ENVIRONMENTAL WASTE COMPANY (CA)
             dba "SacVal Disposal"
    STOCKTON SCAVENGERS ASSOCIATION (CA)
ENVIRONMENTAL ALTERNATIVES CONCEPTS, INC. (DE)
FULTON SANITATION SERVICES, INC. (AR)
             dba "Fulton Sanitation"
GRAYSON'S REFUSE SERVICE, INC. (VA)
JENNINGS ENVIRONMENTAL SERVICES, INC. (FL)
MODERN SANITATION, INC.(TX)
             (fka EDM Corporation)
R.A.M. ENVIRONMENTAL SERVICES, INC. (AR)
RAZORBACK DISPOSAL, INC. (AR)

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RIVIERA ACQUISITION CORPORATION (CA)
SAFETY RECYCLING COMPANY, INC. (NJ)
             (fka Safety Disposal Company, Inc.)
SANTA CLARA VALLEY REFUSE REMOVAL CO. (CA)
SOIL REMEDIATION OF PHILADELPHIA, INC. (DE)
SUNRAY SERVICES, INC. (AR)
             dba "Harrison Hauling"
             dba "Houston Landfill"
             dba "North County Landfill"
             dba "Springdale Hauling"
             dba "Sunray Services of Texas, Inc."
             dba "Sunray Services, Inc. Transfer Station (Joplin)" dba "Sunray Services Transfer Station"
             dba "Tontitown Landfill"
SUNSET SANITATION SERVICE (CA)
U.S.A. WASTE OF FAIRLESS HILLS, INC. (DE)
USA ILLINOIS NEWCO, INC. (IL)
USA PAPER PROCESSING, INC. (DE)
             (fka Riviera Acquisition Corporation)
USA WASTE HAULING OF PHILADELPHIA, INC. (DE)
             dba "Quick-Way"
             dba "Quickway"
USA WASTE OF ARIZONA, INC. (AZ)
    CUSTOM DISPOSAL SERVICE, INC. (AZ)
USA WASTE OF ILLINOIS, INC. (IL)
             dba "Northshore Waste Control"
             dba "USA Waste Services"
             dba "USA Waste Services of Illinois - Crestwood"
    CENTRAL ILLINOIS DISPOSAL, INC. (IL)
    COUNTRYSIDE LANDFILL, INC. (IL)
             (fka ARF Landfill)
             dba "Countryside Landfill"
    CRYSTAL LAKE DISPOSAL, INC. (DE)
    LAKELAND PROPERTIES, INC. (IL)
USA WASTE OF INDIANA, INC. (IN)
             dba "Liberty Disposal"
    EARTHMOVERS, INC. (IN)
             dba "Earthmovers Landfill"
    LIBERTY LANDFILL, INC. (IN)
             (fka Chambers Liberty Landfill, Inc.)
             dba "Liberty Landfill"
USA WASTE OF NEW YORK CITY, INC. (DE)
USA WASTE OF OKLAHOMA, INC. (OK)
             dba "Moore Transfer Station"
             dba "Oklahoma Collection"
             dba "Norman Transfer Station"
             dba "Pinecrest Landfill"
USA WASTE OF TEXAS, INC. (TX)
             dba "ECD Waste Services"
             dba "Ellis County Landfill"
             dba "USA Waste of Dallas/Ft. Worth"
    USA WASTE SERVICES OF SAN ANTONIO, INC. (TX)
             (fka Mission Disposal, Inc.)
             dba "USA Waste of San Antonio"
    USA WASTE SERVICES OF HOUSTON, INC. (TX)
             (fka Best Pak Disposal, Inc.)
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             dba "Best-Pak"
             dba "USA Waste of Houston"
USA WASTE SERVICES - HICKORY HILLS, INC. (DE)
USA WASTE SERVICES KANSAS LANDFILLS, INC. (DE)
USA WASTE SERVICES NORTH CAROLINA LANDFILLS, INC. (DE)
USA WASTE SERVICES OF ALABAMA, INC. (AL)
USA WASTE SERVICES OF KANSAS, INC. (DE)
USA WASTE SERVICES OF NYC, INC. (DE)
USA WASTE SERVICES OF WESTERN ILLINOIS, INC. (DE)
             dba "Western Illinois Disposal"
USA WASTE TRANSFER OF PHILADELPHIA, INC. (PA)
             dba "Girard Point Transfer Station"
    GRAND CENTRAL SANITATION, INC. (PA)
    GRAND CENTRAL SANITARY LANDFILL, INC. (PA)
    GRAND CENTRAL REAL ESTATE COMPANY, INC. (PA)
    POCONO INDEPENDENT PAPERSTOCK CO., INC. (PA)
WASTE DISPOSAL SPECIALIST, INC. (CO)
WASTE RECOVERY CORPORATION (OH)
             dba "WRC"
WEST VIRGINIA WASTE SERVICES, INC. (WV)
WESTERN WASTE INDUSTRIES (CA)
WESTERN WASTE INDUSTRIES OF FLORIDA (FL)
WHITE BROS. TRUCKING COMPANY (NJ)
WPP, INC. (OH)
YELL COUNTY LANDFILL, INC. (AR)